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                                                                    Exhibit 99.1


                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of Strategic Diagnostics Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2003 (the "Report") filed with the Securities and Exchange Commission, I, Richard C. Birkmeyer, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 15,  2003                           Richard C. Birkmeyer
                                        ---------------------------------------
                                        Richard C. Birkmeyer
                                        President and Chief Executive Officer